UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2026

INMED PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

British Columbia	001-39685	98-1428279
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Suite 1445 – 885 West Georgia Street
 Vancouver, British Columbia, Canada V6C 3E8
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 669-7207

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Shares, no par value	INM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, pursuant to the terms of certain preferred investment options dated October 26, 2023 (the "Armistice Preferred Investment Options"), InMed Pharmaceuticals Inc. (the "Company") provided Armistice Capital Master Fund Ltd. ("Armistice") with the right to subscribe for and purchase from the Company up to 278,761 common shares in the capital of the Company at an exercise price per common share of $16.60, subject to adjustment (the "Armistice Exercise Price"). The Armistice Exercise Price reflects the proportional adjustment to the original exercise price of $0.83 per common share as a result of the Company's previously completed 1-for-20 share consolidation. The Armistice Preferred Investment Options were offered in private placements pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Regulation D promulgated thereunder.

On May 18, 2026, the Company entered into a preferred investment option amending agreement (the "Armistice Preferred Investment Option Amending Agreement") with Armistice to amend the Armistice Exercise Price contained in the Armistice Preferred Investment Options from $16.60 to $0.80.

The foregoing description of the Armistice Preferred Investment Option Amending Agreement is not complete and is qualified in its entirety by the full text of the Armistice Preferred Investment Option Amending Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this "Report") and incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 of this Report is incorporated by reference herein.

Item 8.01 Other Events.

On May 19, 2026, the Company issued a press release announcing the amendment to the Armistice Preferred Investment Options. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The press release contains forward-looking statements and includes cautionary statements identifying important factors that could cause actual results to differ materially from those in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Armistice Preferred Investment Option Amending Agreement
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included as Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INMED PHARMACEUTICALS INC.

Date: May 19, 2026	By:	/s/ Eric A Adams
Eric A Adams President & CEO